UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2017

GREAT BASIN SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 E. South Temple, Suite 520, Salt Lake City, UT

(Address of principal executive offices)

84111

(Zip code)

(801) 990-1055

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company     ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2017, Great Basin Scientific, Inc. (the “Company”) entered into subscription agreements with certain investors (the “Investors”) relating to the sale and issuance by the Company of: (i) 2,575,000 Class A Units (the “Class A Units”) with each Class A Unit consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”), of the Company and one Series J Warrant (the “Series J Warrants”) to purchase 2.5 shares of Common Stock; and (ii) 6,366,666 Class B Units (the “Class B Units” and together with the Class A Units, the “Units”), which were offered to those Investors whose purchase of Class A Units in this offering would have resulted in the Investor, together with its affiliates and certain related parties, beneficially owning more than 4.99% or 9.99%, at the election of the Investor, of our outstanding Common Stock immediately following the consummation of this offering, for aggregate gross proceeds of approximately $2.7 million before placement agent fees and other estimated offering expense fees (the “Offering”). Each Class B Unit consists of one Series K Pre-Funded Warrant (the “Pre-Funded Warrants” and together with the Series J Warrants, the “Warrants”) to purchase one share of Common Stock and one Series J Warrant to purchase 2.5 shares of Common Stock. The offering price per Class A Unit is $0.30 and the offering price per Class B Unit is $0.29. The Units will not be issued or certificated.

On June 20, 2017, the Company also entered into a placement agent agreement (the “Placement Agent Agreement”) with Roth Capital Partners, LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to act on a reasonable best efforts basis for the Offering. The Company will pay the Placement Agent a cash fee equal to 7% of the gross proceeds from the Offering. The Company will reimburse the Placement Agent for certain of its out-of-pocket legal expenses in an aggregate amount not to exceed $75,000 and other reasonable out-of-pocket expenses up to $25,000. The Company estimates that the total expenses of the Offering, excluding the placement agent fees, will be approximately $450,000.

The Series J Warrants are immediately exercisable at an initial exercise price of $0.30 per share and will expire 60 days from the date of issuance. The Series J Warrants will be issued separately from the Common Stock and Pre-Funded Warrants included in the Units, as applicable, and may be transferred separately immediately thereafter.

Each Pre-Funded Warrant will be immediately exercisable at an initial exercise price of $0.01 per share. The Pre-Funded Warrants will expire upon exercise in full and will be issued separately from the Series J Warrants included in the Class B Units, and may be transferred separately immediately thereafter.

The Warrants will not be listed on any national securities exchange or other trading market, and no trading market for such Warrants is expected to develop.

In connection with the Offering, each Investor entered into a leak-out agreement with the Company (each, a “Leak-Out Agreement” and collectively, the “Leak-Out Agreements”). Pursuant to the terms of the Leak-Out Agreements, from the date of the Subscription Agreements until August 1 2017, each Investor, either alone or together with its affiliates, in this Offering will be limited to selling no more than its pro-rata portion of 35% of the daily trading volume of the Common Stock on such Trading Day. Each Investor’s pro-rata portion will be calculated as the quotient of (A) the number of shares of Common Stock purchased by the Investor and its affiliates (including any shares of Common Stock acquirable upon exercise of purchased Pre-Funded Series K Warrants) divided by (B) the aggregate number of shares of Common Stock sold by the Company pursuant to this Offering (including any shares of Common Stock acquirable upon exercise of all issued Pre-Funded Series K Warrants).

Under the Leak-Out Agreements, the resale restrictions do not apply to any transaction in the Common Stock at a price equal to or greater than $0.90 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar events occurring after the date hereof).

The net proceeds to the Company from the Offering, after deducting placement agent fees and the estimated offering expenses borne by the Company, and excluding the proceeds, if any, from the exercise of the Series J Warrants, are expected to be approximately $2.0 million. The Offering is expected to close on or about June 21, 2017, subject to customary closing conditions. After giving effect to the Offering (including the exercise of the Pre-Funded Warrants), but without giving effect to the exercise of the Series J Warrants being offered, the Company will have 5,322,140 shares of Common Stock outstanding.

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The Offering securities are being issued pursuant to a registration statement on Form S-1, as amended (File No. 333-216045), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on June 19, 2017 (the “Registration Statement”). A final prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus relating to the Offering may be obtained from the Placement Agent at 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660, (800) 678-9147 or by accessing the SEC’s website at www.sec.gov.

The foregoing descriptions of the Subscription Agreements, the Placement Agent Agreement, the Series J Warrants, the Pre-Funded Warrants and the Leak-Out Agreements are not complete and are qualified in their entirety by reference to the full text of the form of Subscription Agreement, the Placement Agent Agreement, the form of Series J Warrant, the form of Pre-Funded Warrant and the forms of Leak-Out Agreements, which are filed as Exhibits 10.1, 10.2, 4.1, 4.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated by reference herein.

The representations, warranties and covenants made by the Company in any agreement that is filed as an exhibit to any document that is incorporated by reference in this Current Report were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to or in favor of any other party. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

Item 8.01 Other Events.

On June 20, 2017, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed in the Registration Statement. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report. The Company does not intend to revise or update any forward-looking statement in this Current Report to reflect events or circumstances arising after the date hereof, except as may be required by law

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title or Description
4.1*	Form of Series J Warrant.
4.2*	Form of Pre-Funded Warrant.
10.1*	Form of Subscription Agreement.
10.2*	Placement Agent Agreement, dated June 20, 2017, by and between the Company and Roth Capital Partners, LLC.
10.3*	Form of Leak-Out Agreement.
10.4*	Form of Leak-Out Agreement.
99.1*	Press Release issued on June 20, 2017.

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: June 20, 2017	By:	/s/ Ryan Ashton
Ryan Ashton
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
4.1*	Form of Series J Warrant.
4.2*	Form of Pre-Funded Warrant.
10.1*	Form of Subscription Agreement.
10.2*	Placement Agent Agreement, dated June 20, 2017, by and between the Company and Roth Capital Partners, LLC.
10.3*	Form of Leak-Out Agreement.
10.4*	Form of Leak-Out Agreement.
99.1*	Press Release issued on June 20, 2017.

* Filed herewith.

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